UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CAPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 15, 2020, CrossAmerica Partners LP, a publicly traded Delaware limited partnership (the “Partnership”), entered into an Omnibus Agreement, effective as of January 15, 2020 (the “Omnibus Agreement”), among the Partnership, CrossAmerica GP LLC (the “General Partner”) and Dunne Manning Inc. (“DMI”), an affiliate of the General Partner. The terms of the Omnibus Agreement were approved by the conflicts committee of the board of directors of the General Partner (the “Board”), which is composed of the independent directors of the Board.

Pursuant to the Omnibus Agreement, DMI has agreed, among other things, to provide, or cause to be provided, to the General Partner for the benefit of the Partnership, certain management, administrative and operating services as previously provided by Circle K Stores Inc. (“Circle K”) under the Transitional Omnibus Agreement, dated as of November 19, 2019, among the Partnership, the General Partner and Circle K.

The Omnibus Agreement will continue in effect until terminated in accordance with its terms. DMI has the right to terminate the Omnibus Agreement at any time upon 180 days’ prior written notice, and the General Partner has the right to terminate the Omnibus Agreement at any time upon 60 days’ prior written notice.

The foregoing description of the Omnibus Agreement is qualified in its entirety by the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits have been filed or furnished with this report:

(d)Exhibits

Exhibit No.	Description

10.1+	Omnibus Agreement, effective as of January 1, 2020, by and among CrossAmerica Partners LP, CrossAmerica GP LLC and Dunne Manning Inc.

+ Non-material schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The Partnership hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSAMERICA PARTNERS LP

	By:	CrossAmerica GP LLP
its general partner

Dated: January 15, 2020	By:	/s/ Keenan D. Lynch
	Name:	Keenan D. Lynch
	Title:	Corporate Secretary